Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Skopos Financial, LLC
500 East John Carpenter Frwy, Suite 300
Irving, Texas 75062

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Skopos Financial, LLC (the “Company”) and Citigroup Global Markets Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile loan contracts in conjunction with the proposed offering of Skopos Auto Receivables Trust 2019-1, Automobile Receivables-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 2, 2019, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of the close of business June 30, 2019, with respect to 8,470 automobile loan contracts (the “Statistical Data File”).  At the Company’s instruction, we randomly selected 200 automobile loan contracts (the “Sample Contracts”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”)
2. Contract date
3. Original amount financed
4. Original term to maturity
5. Annual percentage rate (“APR”)
6. Original monthly P&I payment
7. Model type (new/used)

8. Model year 9. Model make 10. Down payment 11. State (customer) 12. FICO score 13. Custom score

We compared Characteristic 1. to the corresponding information set forth on or derived from (i) the Installment Sales Contract (the “Contract”), (ii) the Title Certificate, Title Application, Title Section, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”) and (iii) a query, provided to us by the Company on July 9, 2019, from the Company’s origination system (the “System Query”).

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We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the Contract and the System Query.

We compared Characteristic 11. to the corresponding information set forth on the Title Certificate and the System Query.

We compared Characteristics 12. and 13. to the corresponding information set forth on the System Query.

For purposes of our procedures and at your instruction:

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with respect to Characteristic 7., for those Sample Contracts that did not indicate a model type on the Contract or the Contract did not agree to the Statistical Data File, we were instructed by the Company to note the model type as (i) “New,” if (a) the model year (as set forth on the Contract) was the same year as, or one year earlier than, the year of the contract date (as set forth on the Contract) and (b) the odometer reading (as set forth on the Contract) was less than or equal 3,000 miles or (ii) “Used,” to the extent the criteria in clause (i) was not met.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or observed the following:

●	a Title Certificate (as defined above);

●	the security interest of “Skopos Financial, LLC” is indicated on a Title Certificate;

●	a Credit Application;

●	a Credit Report for the borrower and co-borrower (if applicable);

●	Truth-in-Lending Disclosure Statement; and

●
a Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or Personal Automobile Insurance Policy (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loan contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion respectively on the accompanying information.  Accordingly, we do not express such an opinion, or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 31, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 31, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Unable to verify the existence of a Credit Report for two Sample Contracts.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 31, 2019.

Supplemental Information Related to the Findings Set Forth on Appendix B

In applying our agreed-upon procedures as outlined above, we were unable to verify the existence of the following:

Exception Description Number	Sample Contract number	Item not verified

1	[REDACTED]	Credit Report
1	[REDACTED]	Credit Report

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.